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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)    April 29, 1998
                                                           ------------------

                               Realty ReFund Trust
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


         001-07062                                     34-6647590
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


  925 Euclid Avenue, Suite 1750, Cleveland, Ohio           44115
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    (Address of Principal Executive Offices)             (Zip Code)



                                 (216) 622-0046
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              (Registrant's Telephone Number, Including Area Code)




       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item 2.  Acquisition or Disposition of Assets.

On April 29, 1998, RRF Limited Partnership ("RRFLP"), a Delaware limited partnership controlled by its sole general partner, Realty ReFund Trust
("RRF"), acquired the Lafayette Hotel Ramada Inn & Conference Center, a 147-suite hotel located in San Diego, California. The acquisition occurred pursuant to the terms of the Agreement of Purchase and Sale and Joint Escrow Instructions, dated March 20, 1998 (the "Purchase Agreement"), between Lafayette Hotel, LLC and RRFLP, which is attached hereto as Exhibit 2.1.

Pursuant to the terms of the Purchase Agreement, RRFLP paid Five Million One Hundred Forty-eight Thousand Dollars ($5,148,000) for the hotel property described above. RRFLP paid the purchase price by delivering $1,448,000 in cash, $1,348,000 of which was drawn under a secured revolving line of credit with Pacific Century Bank, and two promissory notes, payable to Lafayette Hotel, LLC, in the aggregate amount of $3,700,000. The parties to the Purchase Agreement determined the purchase price in arms-length negotiations. RRFLP intends to utilize the assets acquired by it pursuant to the Purchase Agreement in accordance with their use prior to the acquisition.



Item 7.   Financial Statements and Exhibits

(a) - (b) Financial Statements and pro forma financial information will be filed, pursuant to the provisions of paragraph (a)(4) of Item 7, in an amendment to this Current Report on Form 8-K within 60 days after the date of this filing.

(c)       Exhibits.

          Agreement of Purchase and Sale and Joint Escrow Instructions, dated March 20, 1998, between Lafayette Hotel, LLC and RRF Limited Partnership.




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Exhibit
  No.                      Document Description
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 2.1                       Agreement of Purchase and Sale and Joint Escrow
                           Instructions, dated March 20, 1998, between Lafayette
                           Hotel, LLC and RRF Limited Partnership.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Realty ReFund Trust
                                            (Registrant)




Dated: May 14, 1998                 By:     /s/ Gregory D. Bruhn
                                            ----------------------------------
                                    Name:   Gregory D. Bruhn
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                                    Title:  Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary
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                                INDEX TO EXHIBITS


Exhibit
  No.                      Document Description
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 2.1                       Agreement of Purchase and Sale and Joint Escrow
                           Instructions, dated March 20, 1998, between Lafayette
                           Hotel, LLC and RRF Limited Partnership.